Exhibit 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER

AUTHORIZED COMMON STOCK:

400,000,000 SHARES

PAR VALUE: $.0001

Oxygen Biotherapeutics

Employing 02. Preserving Life.

SHARES

XXXXXXXXXXXXXXXX

CUSIP NO. 69207P 20 9

THIS CERTIFICATE REPRESENTS SHARES ADJUSTED BY A 15 TO 1 RESERVE SPLIT EFFECTIVE ON 11/9/2009.

THIS CERTIFIES THAT

SPECIMEN

IS THE RECORD HOLDER OF

Shares of OXYGEN BIOTHERAPEUTICS, INC. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

PRESIDENT

OXYGEN BIOTHERAPEUTICS, INC.

CORPORATE

SEAL

DELAWARE

INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

COUNTERSIGNED & REGISTERED

COUNTERSIGNED Transfer Agent-Authorized Signature

#16-R Š Copyright© 2005 / Reynolds Graphics, Inc. / Salt Lake City, Utah

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM- as tenants in common

TEN ENT- as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - Custodian

(Cust) (Minor)

under Uniform Gifts to Minors

Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

SPECIMEN

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Š NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK). OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

FOR MEDALLION GUARANTEE USE ONLY